Exhibit 99.2

Unaudited Pro Forma Condensed Consolidated Financial Statements

On September 18, 2017, Rite Aid Corporation, a Delaware corporation (the “Company”), entered into the Amended and Restated Asset Purchase Agreement (the “Asset Purchase Agreement”) with Walgreens Boots Alliance (“WBA”) and Walgreen Co., an Illinois corporation and wholly owned direct subsidiary of WBA (“Buyer”), which amended and restated in its entirety the previously disclosed Asset Purchase Agreement (the “Original APA”), dated as of June 28, 2017, by and among the Company, WBA and Buyer. Pursuant to the terms and subject to the conditions set forth in the Amended and Restated Asset Purchase Agreement, Buyer will purchase from the Company 1,932 stores (the “Acquired Stores”), three (3) distribution centers, related inventory and other specified assets and liabilities related thereto (collectively the “Assets to be Sold” or “Disposal Group”) for a purchase price of approximately $4.375 billion, on a cash-free, debt-free basis (the “Sale”). The Sale is scheduled to occur in increments, whereby the Assets to be Sold will be sold to Buyer over time based on guidelines as established in the Amended and Restated Asset Purchase Agreement.

The Company announced on September 19, 2017 that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), expired with respect to the Sale. On November 27, 2017, the Company announced that it had completed the pilot closing and first subsequent closings under the Amended and Restated Asset Purchase Agreement, resulting in the transfer of 97 Rite Aid stores and related assets to the Buyer. With the final significant closing condition met, and the successful completion of the pilot closing and the first subsequent closings, the Sale will proceed as contemplated under the Amended and Restated Asset Purchase Agreement. The Sale remains subject to minimal customary closing conditions applicable only to individual stores being transferred at such subsequent closings, as specified in the Amended and Restated Asset Purchase Agreement.

The parties to the Amended and Restated Asset Purchase Agreement have each made customary representations and warranties. The Company has agreed to various covenants and agreements, including, among others, the Company’s agreement to conduct its business at the Acquired Stores in the ordinary course during the period between the execution of the Amended and Restated Asset Purchase Agreement and the subsequent closings. The Company has also agreed to provide transition services to Buyer for up to three (3) years after the initial closing of the Sale. During the thirteen week period ended December 2, 2017, the amount charged to Buyer for transition services was nominal.

In the event that the Company enters into an agreement to sell all of the remainder of Rite Aid or over 50% of its stock or assets to a third party prior to the end of the transition period under the Transition Services Agreement (“TSA”), any potential acquirer would be obligated to assume the Company’s remaining obligations under the TSA. Under the terms of the Amended and Restated Asset Purchase Agreement, the Company has the option to purchase pharmaceutical drugs through an affiliate of WBA under terms, including cost, that are substantially equivalent to WBA’s for a period of ten (10) years, subject to certain terms and conditions.

Divestiture of the Assets to be Sold

The Sale constituted a significant disposition for purposes of Item 2.01 of Form 8-K. As a result, the Company prepared the accompanying unaudited pro forma condensed consolidated financial statements in accordance with Article 11 of Regulation S-X. Based on its magnitude and because the Company is exiting certain markets, the Sale represents a significant strategic shift that has a material effect on the Company’s operations and financial results. Accordingly, the Company has applied discontinued operations treatment for the Sale as required by Accounting Standards Codification 210-05 – Discontinued Operations (ASC 205-20). In accordance with ASC 205-20, the Company reclassified the assets and liabilities to be sold, including 1,932 stores (the “Acquired Stores”), three (3) distribution centers, related inventory and other specified assets and liabilities related thereto (collectively the “Assets to be Sold” or “Disposal Group”) to assets and liabilities held for sale on its condensed consolidated balance sheet as of the period ended December 2, 2017, and reclassified the financial results of the Disposal Group in its condensed consolidated statements of operations and condensed consolidated statements of cash flows for all periods presented. Additionally, corporate support activities related to the Disposal Group were not reclassified to discontinued operations.

The following unaudited pro forma condensed consolidated financial statements of the Company include the unaudited pro forma condensed consolidated balance sheet as of December 2, 2017 (the “unaudited pro forma condensed consolidated balance sheet), which present the historical results of operations and financial position of the Company adjusted to reflect the impact of the Sale, and the unaudited pro forma consolidated statements of operations for the thirty-nine week period ended December 2, 2017 and for each of the fiscal years ended March 4, 2017 February 27, 2016 and February 28, 2015 (the “unaudited pro forma condensed consolidated statements of operations”). The unaudited pro forma condensed consolidated balance sheet is presented as if the Sale had occurred on December 2, 2017. The unaudited pro forma condensed consolidated statements of operations present the Sale as if it occurred on March 1, 2014 for the thirty-nine week period ended December 2, 2017 and for the fiscal years ended March 4, 2017, February 27, 2016 and February 28, 2015. The pro forma adjustments are described in the accompanying notes and are based upon information and assumptions available at the time of the filing of this current Report on Form 8-K.

The unaudited pro forma condensed consolidated financial statements were based on and derived from our historical consolidated financial statements, adjusted to reflect discontinued operations presentation as required by ASC 205-20 and for those amounts which were determined to be directly attributable to the Sale, factually supportable, and with respect to the unaudited pro forma condensed consolidated statements of operations, expected to have a continuing impact on our consolidated results. Actual adjustments, however, may differ materially from the information presented.

The unaudited pro forma financial information is subject to adjustments and is presented for informational purposes only and does not purport to represent what the Company’s results of operations or financial position would actually have been if the Sale had in fact occurred on the dates discussed above. It also does not project or forecast the Company’s consolidated results of operations or financial position for any future date or period. These unaudited pro forma condensed consolidated financial statements have been developed from and should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Company’s Fiscal 2017 Form 10-K as filed with the Securities and Exchange Commission (the “SEC”) on May 3, 2017 and the Company’s Quarterly Report on Form 10-Q for the thirteen and thirty-nine weeks ended December 2, 2017 as filed with SEC on January 11, 2018. Such historical consolidated financial statements were prepared in accordance with United states generally accepted accounting principles. Because the Sale qualifies as a discontinued operation that has not been reflected in the Company's historical consolidated financial statement filings with the SEC, pro forma income statements are provided herein for all historical financial statement periods that are presented in the aforementioned filings with the SEC.

RITE AID CORPORATION AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(Dollars in thousands)

(unaudited)

	December 2, 2017	Pro Forma		Pro Forma
	Historical	Adjustments		December 2, 2017
ASSETS
Current assets:
Cash and cash equivalents	$169,800	$-		$169,800
Accounts receivable, net	1,796,919	(352,426)	(a)	1,444,493
Inventories, net of LIFO reserve of $627,718	1,853,886	-		1,853,886
Prepaid expenses and other current assets	240,712	(71,008)	(a), (b)	169,704
Current assets held for sale	1,868,128	(1,868,128)	(b)	-
Total current assets	5,929,445	(2,291,562)		3,637,883
Property, plant and equipment, net	1,479,214	-		1,479,214
Goodwill	1,682,847	-		1,682,847
Other intangibles, net	618,274	-		618,274
Deferred tax assets	1,419,544	(960,900)	(b)	458,644
Other assets	211,290	(13,711)	(b)	197,579
Noncurrent assets held for sale	-	-		-
Total assets	$11,340,614	$(3,266,173)		$8,074,441

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current maturities of long-term debt and lease financing obligations	$20,354	$-		$20,354
Accounts payable	1,789,456	(407,071)	(a)	1,382,385
Accrued salaries, wages and other current liabilities	1,258,586	(203,483)	(a), (b)	1,055,103
Current liabilities held for sale	3,837,519	(3,837,519)	(b)	-
Total current liabilities	6,905,915	(4,448,073)		2,457,842
Long-term debt, less current maturities	2,985,700	-		2,985,700
Lease financing obligations, less current maturities	31,654	-		31,654
Other noncurrent liabilities	592,201	(66,400)	(b)	525,801
Noncurrent liabilities held for sale	-	-		-
Total liabilities	10,515,470	(4,514,473)		6,000,997

Commitments and contingencies	-	-		-
Stockholders' equity:
Common stock	1,067,887	-		1,067,887
Additional paid-in capital	4,846,213	-		4,846,213
Accumulated deficit	(5,048,182)	1,248,300	(b)	(3,799,882)
Accumulated other comprehensive loss	(40,774)	-		(40,774)
Total stockholders' equity	825,144	1,248,300		2,073,444
Total liabilities and stockholders' equity	$11,340,614	$(3,266,173)		$8,074,441

See Notes accompanying the Unaudited Pro Forma Condensed Consolidated Financial Statements.

RITE AID CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

		Pro Forma Adjustments

	Thirty-nine weeks ended December 2, 2017 Historical	Remove Discontinued Operations results (c)	Record TSA Fees and related income tax expense (d)	Pro Forma Thirty-nine weeks ended December 2, 2017
Revenues	$16,134,704			$16,134,704
Costs and expenses:
Cost of revenues	12,624,365			12,624,365
Selling, general and administrative expenses	3,469,298		(72,000)	3,397,298
Lease termination and impairment charges	11,090			11,090
Interest expense	152,165			152,165
Walgreens Boots Alliance merger termination fee	(325,000)			(325,000)
Gain on sale of assets, net	(20,623)			(20,623)

	15,911,295	-	(72,000)	15,839,295

Income from continuing operations before income taxes	223,409	-	72,000	295,409
Income tax expense (benefit)	89,268		21,852	111,120
Net income from continuing operations	134,141	-	50,148	184,289
Net income (loss) from discontinued operations, net of tax	42,257	(42,257)		-
Net income	$176,398	$(42,257)	$50,148	$184,289

Basic and diluted income (loss) per share:

Numerator for income (loss) per share:
Net income from continuing operations attributable to common stockholders - basic and diluted	$134,141			$184,289
Net income (loss) from discontinued operations attributable to common stockholders - basic and diluted	42,257			-
Income attributable to common stockholders - basic and diluted	$176,398			$184,289

Denominator:
Basic weighted average shares	1,048,342			1,048,342
Outstanding options and restricted shares, net	18,948			18,948

Diluted weighted average shares	1,067,290			1,067,290

Basic income (loss) per share
Continuing operations	$0.13			$0.18
Discontinued operations	$0.04			N/A
Net basic income per share	$0.17			$0.18

Diluted income (loss) per share
Continuing operations	$0.13			$0.17
Discontinued operations	$0.04			N/A
Net diluted income per share	$0.17			$0.17

See Notes accompanying the Unaudited Pro Forma Condensed Consolidated Financial Statements.

RITE AID CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

		Pro Forma Adjustments

	Fifty-three weeks ended March 4, 2017 Historical	Remove Discontinued Operations results (c)	Add back anticipated continuing revenues and cost of revenues between the Company and the Disposal Group that were previously eliminated in consolidation (d)	Record TSA Fees and related income tax expense (e)	Pro Forma Fifty-three weeks ended March 4, 2017
Revenues	$32,845,073	$(10,050,049)	$132,516		$22,927,540
Costs and expenses:
Cost of revenues	25,071,008	(7,340,691)	132,516		17,862,833
Selling, general and administrative expenses	7,242,359	(2,465,364)		(96,000)	4,680,995
Lease termination and impairment charges	55,294	(9,516)			45,778
Interest expense	431,991	(231,926)			200,065
Gain on sale of assets, net	(4,024)	(2,625)			(6,649)

	32,796,628	(10,050,122)	132,516	(96,000)	22,783,022

Income before income taxes	48,445	73	-	96,000	144,518
Income tax expense (benefit)	44,392	46	-	60,725	105,163
Net income (loss)	$4,053	$27	$-	$35,275	$39,355

Basic and diluted income (loss) per share:

Numerator for income (loss) per share:
Net income (loss) attributable to common stockholders - basic and diluted	$4,053				$39,355

Denominator:
Basic weighted average shares	1,044,427				1,044,427
Outstanding options and restricted shares, net	16,399				16,399

Diluted weighted average shares	1,060,826				1,060,826

Basic income (loss) per share
Net basic income per share	$0.00				$0.04

Diluted income (loss) per share
Net diluted income per share	$0.00				$0.04

See Notes accompanying the Unaudited Pro Forma Condensed Consolidated Financial Statements.

RITE AID CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

		Pro Forma Adjustments

	Fifty-two weeks ended February 27, 2016 Historical	Remove Discontinued Operations results (c)	Add back anticipated continuing revenues and cost of revenues between the Company and the Disposal Group that were previously eliminated in consolidation (d)	Pro Forma Fifty-two weeks ended February 27, 2016
Revenues	$30,736,657	$(10,045,543)	$79,123	$20,770,237
Costs and expenses:
Cost of revenues	22,910,402	(7,211,267)	79,123	15,778,258
Selling, general and administrative expenses	7,013,346	(2,432,175)		4,581,171
Lease termination and impairment charges	48,423	(7,946)		40,477
Interest expense	449,574	(263,442)		186,132
Loss on debt retirements, net	33,205	-		33,205
Gain on sale of assets, net	3,303	(3,909)		(606)

	30,458,253	(9,918,739)	79,123	20,618,637

Income before income taxes	278,404	(126,804)	-	151,600
Income tax expense (benefit)	112,939	(63,427)	-	49,512
Net income (loss)	$165,465	$(63,377)	-	$102,088

Basic and diluted income (loss) per share:

Numerator for income (loss) per share:
Net income (loss) attributable to common stockholders - basic and diluted	$165,465			$102,088

Denominator:
Basic weighted average shares	1,024,377			1,024,377
Outstanding options and restricted shares, net	17,985			17,985

Diluted weighted average shares	1,042,362			1,042,362

Basic income (loss) per share
Net basic income per share	$0.16			$0.10

Diluted income (loss) per share
Net diluted income per share	$0.16			$0.10

See Notes accompanying the Unaudited Pro Forma Condensed Consolidated Financial Statements.

RITE AID CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

		Pro Forma Adjustment

	Fifty-two weeks ended February 28, 2015 Historical	Remove Discontinued Operations results (c)	Pro Forma Fifty-two weeks ended February 28, 2015
Revenues	$26,528,377	$(9,970,182)	$16,558,195
Costs and expenses:
Cost of revenues	18,951,645	(7,112,860)	11,838,785
Selling, general and administrative expenses	6,695,642	(2,416,362)	4,279,280
Lease termination and impairment charges	41,945	(4,741)	37,204
Interest expense	397,612	(280,615)	116,997
Loss on debt retirements, net	18,512	-	18,512
Gain on sale of assets, net	(3,799)	(1,117)	(4,916)

	26,101,557	(9,815,695)	16,285,862

Income before income taxes	426,820	(154,487)	272,333
Income tax expense (benefit)	(1,682,353)	(57,160)	(1,739,513)
Net income (loss)	$2,109,173	$(97,327)	$2,011,846

Basic and diluted income (loss) per share:

Numerator for income (loss) per share:
Net income (loss) attributable to common stockholders - basic and diluted	$2,109,173		$2,011,846

Denominator:
Basic weighted average shares	971,102		971,102
Outstanding options and restricted shares, net	21,967		21,967
Convertible notes	24,792		24,792
Diluted weighted average shares	1,017,861		1,017,861

Basic income (loss) per share
Net basic income per share	$2.17		$2.07

Diluted income (loss) per share
Net diluted income per share	$2.07		$1.97

See Notes accompanying the Unaudited Pro Forma Condensed Consolidated Financial Statements.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS:

The unaudited pro forma condensed consolidated financial statements contain the following adjustments:

(a)	To adjust the pro forma condensed consolidated financial statements to reflect the completion of the Sale as of December 2, 2017 as follows:

Sources and Uses of Proceeds

Total anticipated cash proceeds	$4,375,000
Proceeds received through December 2, 2017	(240,900)
Net additional anticipated cash proceeds	$4,134,100

Cash taxes	(86,000)
Closing costs, net of taxes	(63,800)
Anticipated proceeds that will be received from (used to pay) items settled in cash
(i.e. assets and liabilities that relate to the Disposal Group and are recorded on the historical balance sheet as of December 2, 2017, that are not being sold as part of the Sale):
Accounts receivable, net	352,426
Prepaid expenses and other current assets	47,808
Accounts payable	(407,071)
Accrued salaries, wages and other current liabilities	(190,983)

Anticipated repayment of indebtedness with expected excess
Sale proceeds (a component of current liabilities held for sale).	(3,786,480)

Total anticipated uses	$(4,134,100)

(b)	Estimated gain components

Anticipated cash proceeds	$4,134,100

Current assets held for sale	(1,868,128)
Current liabilities held for sale	51,039
Expense prepaid closing costs	(23,200)
Remove accrued closing costs	11,200
Cash taxes	(86,000)
Closing costs, net of taxes	(63,800)
Remove items not settled in cash (i.e. assets of liabilities that relate to the Disposal Group that are not being sold as part of the Sale)
Other assets	(13,711)
Accrued salaries wages and other current liabilities	1,300
Other noncurrent liabilities	66,400
Estimated pre tax gain on Sale	2,209,200
Estimated income tax expense	(960,900)
Estimated after tax gain on Sale	$1,248,300

(c)	Removal of the operating results of the discontinued operations that are included in the historical unaudited condensed consolidated statements of operations.

(d)	The Company will continue to generate pharmacy services revenue from the Disposal Group after the Sale is completed. As such, the Company has increased revenues and cost of revenues to reflect amounts that were previously eliminated in consolidation relating to intercompany sales between the Company and the Disposal Group.

(e)	In connection with the Sale, the Company entered into an Amended and Restated Asset Purchase Agreement, the Company agreed to provide transitional services to Buyer for up to three (3) years after the initial closing of the Sale. In exchange for the transitional services as defined in the Transition Services Agreement (“TSA”) , the Company will receive $96,000 per year once the store sales are completed based on providing transition services for all 1,932 stores to be sold. The TSA fee decreases proportionally with any decrease in the number of stores being serviced under the TSA by the Company.

The Company has included the TSA fees in its unaudited pro forma condensed consolidated statements of operations as a reduction of Selling, general and administrative expenses. Additionally, the Company has included the corresponding income tax impact of the TSA fee using the Company's historical income tax rate for each period presented.

For the thirty-nine week period ended December 2, 2017, the Company included TSA fees of $72,000 which is representative of three quarters of the annual TSA fees. The Company has reflected the receipt of the TSA fees as an adjustment to its unaudited pro forma condensed consolidated statement of operations for the fiscal year ended March 4, 2017 and the thirty-nine week period ended December 2, 2017 in accordance with rules stipulated in Article 11 of Regulation S-X.

Pro Forma Adjusted EBITDA Reconciliations

In addition to net income (loss) determined in accordance with GAAP, we use the non-GAAP measure, “Adjusted EBITDA”, in assessing our operating performance as we believe it serves as an appropriate measure in evaluating the performance of our business. We define Adjusted EBITDA as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, inventory write-downs related to store closings, debt retirements, the Walgreens Boots Alliance merger termination fee, and other items (including stock-based compensation expense, merger and acquisition-related costs, severance and costs related to distribution center closures, gain or loss on sale of assets, and revenue deferrals related to our customer loyalty program). We reference Adjusted EBITDA frequently in our decision-making because it provides supplemental information that facilitates internal comparisons to the historical periods and external comparisons to competitors. In addition, incentive compensation is primarily based on Adjusted EBITDA and we base certain of our forward-looking estimates on Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA.

The following is a reconciliation of our pro forma net income to our pro forma Adjusted EBITDA for the thirty-nine week period ended December 2, 2017 and our fifty-three week period ended March 4, 2017:

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PRO FORMA NET INCOME TO PRO FORMA ADJUSTED EBITDA

(In thousands)

(unaudited)

		Pro Forma Adjustments

	Thirty-nine weeks ended		Record TSA fees and	Pro Forma
	December 2, 2017	Remove Discontinued	related income tax	Thirty-nine weeks ended
	Historical	Operations Results	expense	December 2, 2017
Reconciliation of net income to adjusted EBITDA:
Net income	$134,141		$50,148	$184,289
Adjustments:
Interest expense	152,165		-	152,165
Income tax (benefit) expense	89,268		21,852	111,120
Depreciation and amortization	292,448		-	292,448
LIFO charge	20,393		-	20,393
Lease termination and impairment charges	11,090		-	11,090
Walgreens Boots Alliance merger termination fee	(325,000)		-	(325,000)
Other	27,985			27,985
Adjusted EBITDA - continuing operations	$402,490		$72,000	$474,490
Adjusted EBITDA - discontinued operations	217,519	(217,519)	-	-
Adjusted EBITDA	$620,009	$(217,519)	$72,000	$474,490

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PRO FORMA NET INCOME TO PRO FORMA ADJUSTED EBITDA

(In thousands)

(unaudited)

		Pro Forma Adjustments

	Fifty-three weeks ended		Record TSA fees and	Pro Forma
	March 4, 2017	Remove Discontinued	related income tax	Fifty-three weeks ended
	Historical	Operations Results	expense	March 4, 2017
Reconciliation of net income to adjusted EBITDA:
Net income	$4,053	$27	$35,275	$39,355
Adjustments:
Interest expense	431,991	(231,926)	-	200,065
Income tax (benefit) expense	44,392	46	60,725	105,163
Depreciation and amortization	568,231	(160,865)	-	407,366
LIFO charge	(6,620)	2,899	-	(3,721)
Lease termination and impairment charges	55,294	(9,516)	-	45,778
Other	39,800	2,245	-	42,045
Adjusted EBITDA	$1,137,141	$(397,090)	$96,000	$836,051